SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20509

                            FORM 8-K-A-1

                           CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                        December 31, 2002
                        -----------------
                         Date of Report
               (Date of Earliest Event Reported)

                   CYBERTEL COMMUNICATIONS CORP.
                   -----------------------------
       (Exact Name of Registrant as Specified in its Charter)

      Nevada                 0-26913             86-0862532
      ------                 -------             ----------
(State or other     (Commission File No.)   (IRS Employer I.D. No.)
Jurisdiction)

                        2820 La Mirada Drive, #H
                        Vista, California 92083
                        -----------------------
                 (Address of Principal Executive Offices)

                              (858) 646-7410
                              --------------
                       Registrant's Telephone Number

Item 5.   Other.

          On March 26, 2002, the Board of Directors of Cybertel Communications Corp. ("Cybertel" or the "Company") adopted resolutions pursuant to which the Company entered into the following agreements with Alpha Capital
Aktiengesellschaft ("Alpha Capital"), as described below:

               An 8% Convertible Note for the sum of $200,000 due March 26, 2007, convertible at the lesser of (i) $.216; or (ii) eighty percent (80%) of the three lowest closing bid prices for the common stock as reported by the NASD OTC Bulletin Board, NASDAQ SmallCap Market, NASDAQ National Market System, American Stock Exchange, New York Stock Exchange or "Pink Sheets"
               (whichever of the foregoing is at the time the principal trading exchange or market for the common stock, the "Principal Market"), or if not then trading on a Principal Market, such other principal market or exchange where the common stock is listed or traded for the thirty trading days immediately preceding but not including the conversion date;

               A Common Stock Purchase Warrant for the right to purchase 200,000 shares of common stock of the Company exercisable at a purchase price of $.33;

               A related Subscription Agreement regarding the 8%
               Convertible Note and the Common Stock Purchase Warrant, granting, among other rights, registration rights of the exercise and/or conversion of any of the notes and/or warrants described and protection against dilution in certain events, including the payment of dividends or splits or in the event of any merger where we are not the survivor, or any reclassification or capital reorganization; and

               A related Fund Escrow Agreement respecting the disbursement of the proceeds of the 8% Convertible Note and related matters.

           For information or additional terms of the foregoing, see the copies of these agreements that are attached to the Company's 8-K Current Report dated March 26, 2002, filed with the Securities and Exchange Commission on April 4, 2002.

           On December 31, 2002, Alpha Capital filed an action against Cybertel entitled "Alpha Capital Aktiengesellschaft v. Cybertel Communications Corp," Civil Action No. 01 CV 10335, (the "Action") in the United States District Court, Southern District of New York (the "Court"), whereby Alpha Capital asserted the following claims which arise out of or relate to the Note and Subscription Agreement:

              The principal due and owing under the Note in the amount of $200,000;

              The mandatory redemption payment pursuant to the Subscription Agreement in the amount of $60,000;

              Liquidated damages in the amount of $28,000; and

              Late penalties in the amount of $12,300;

              For total damages in the amount of $321,341.02, together with attorneys' fees in the amount of $12,500.

           Effective January 28, 2003, the Company and Alpha Capital entered into a Settlement Agreement and Release ("Settlement Agreement") to resolve the asserted claims pursuant to which Alpha Capital agreed to accept the sum of $200,000, together with reasonable attorneys' fees in the amount of $12,500, for an aggregate total of $212,500 (the "Compromised Amount"). Additionally, the Company agreed to issue and deliver to Sichenzia Ross Friedman Ference LLP, as Escrow Agent, freely trading shares of its $0.01 par value common stock ("Common Stock") sufficient to satisfy the Compromised Amount pursuant to Section 3(a)(10) of the Securities Act of 1933 (the "Securities Act"), pending the required Court hearing for use of Section 3(a)(10) as outlined below. The parties agreed that the value of the Common Stock utilized to satisfy the Compromised Amount shall be discounted at 40% of the closing bid price on January 28, 2003, which was $0.015 per share. Thus, the value of the Common Stock to be utilized to satisfy the Compromised Amount shall be $0.009 per share, and the total amount of Common Stock to be delivered by the Company to satisfy the Compromised Amount shall be 23,611,111 shares of Common Stock (the "Settlement Shares"). The Settlement Agreement also provided for the issuance of a Proxy in favor of the Company covering the Settlement Shares. Additionally, as an alternative settlement, the Company, at it's sole discretion, may pay Alpha Capital the full amount of all claims in the amount of $333,841.02, together with interest thereon at the rate of fifteen (15%) percent per annum from February 3, 2003, to the date of such payment to Alpha Capital. In the event the Alternative Payment is made, the Settlement Shares shall be returned to Cybertel for cancellation, the Proxy shall be returned to Alpha Capital and Alpha Capital shall accept the Alternative Payment in full satisfaction of all claims.

           On execution of the Settlement Agreement, the parties agreed, pursuant to 15 U.S.C. Section 77(a)(1), to immediately submit the terms and conditions of the Settlement Agreement to the Court for a hearing on the fairness of such terms and conditions for the issuance of an exemption from registration of the Settlement Shares, under Section 3(a)(10) of the Securities Act. Copies of the Settlement Agreement, the Proposed Order Granting Approval of Settlement Agreement and the Stipulation of Dismissal were attached to the Company's 8-K Current Report dated December 31, 2002, and filed with the Securities and Exchange Commission on March 6, 2003.

           On May 15, 2003, the Honorable Deborah A. Batts, United States District Court Judge, signed the Order Granting Approval of Settlement Agreement and ordered that the Settlement Shares be issued within the meaning of Section 3(a)(10) of the Securities Act and that the sale of the Settlement Shares to, and the resale of the Settlement Shares in the United States of America by, Alpha Capital, assuming satisfaction of all other applicable securities laws and regulations, will be exempt from registration under the Securities Act. Pursuant to paragraph 2 of the Settlement Agreement and Release, 23,611,111 shares of common stock have been issued to Alpha Capital and delivered to Sichenzia Ross Friedman Ference LLP as Escrow Agents. A copy of the Order Granting Approval of Settlement Agreement is attached hereto and incorporated herein by reference. See Item 7.

Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits.

          (a)  Financial Statements of Businesses Acquired.

               None; not applicable.

          (b)  Pro Forma Financial Information.

               None; not applicable.

          Exhibits.

Exhibit
Number                   Description
------                   -----------

10.1                     Subscription Agreement *
                              Exhibit A-Form of Note
                              Exhibit B-Form of Legal Opinion
                              Exhibit C-Form of Common Stock Purchase Warrant
                              Schedule 2(d)-Additional Issuances
                              Schedule 2(t)-Capitalization
                              Schedule 7(e)-Use of Proceeds
                              Schedule 10.1-Other Securities to be Registered

10.2                     Funds Escrow Agreement *

10.3                     Settlement Agreement and Release **
                              Exhibit A- Proposed Order Granting Approval
                                         of Settlement Agreement
                              Exhibit B- Stipulation of Dismissal
                              Exhibit C- Proxy

10.4                     Order Granting Approval of Settlement Agreement

            * Incorporated by reference from Current Report on Form 8-K dated March 26, 2002, and filed April 4, 2002.

            ** Incorporated by reference from Current Report on Form 8-K dated December 31, 2002, and filed March 6, 2003.


                             SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CYBERTEL COMMUNICATIONS CORP.


Date:                         By:
      -------------              --------------------------------------
                                 Richard D. Mangiarelli
                                 CEO, President and Director